SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2017

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3524 Airport Road

Maiden, North Carolina 28650

(Address of Principal Executive Offices) (Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 2, 2017, Air T, Inc. (the “Company”) and certain of its subsidiaries entered into Fourth Amendment dated May 2, 2017 (the “Fourth Amendment”) with Branch Banking and Trust Company (“BB&T”). The Fourth Amendment amends the Credit Agreement dated April 1, 2015, between the Company, such subsidiaries and BB&T (as amended, the “Credit Agreement”) to establish a separate $2.4 million term loan facility under the Credit Agreement (the “Term Loan”). Each of the Company and such subsidiaries are obligors with respect to the Term Loan, which matures on May 1, 2018, with equal $200,000 installments of principal due monthly, commencing June 1, 2017. Interest on the Term Loan is payable monthly at a per annum rate equal to 25 basis points above the interest rate applicable to the $25.0 million revolving credit facility governed by the Credit Agreement, with an initial annual interest rate equal to One-Month LIBOR (as such term is defined in the Fourth Amendment) plus 2.25%. The proceeds of the Term Loan were used to fund the acquisition of assets described in Item 2.01 hereof. The Term Loan is secured by the existing collateral securing borrowings under the Credit Agreement, including such acquired assets.

The Fourth Amendment also amended the Credit Agreement to provide that the Consolidated Asset Coverage Ratio covenant set forth in Credit Agreement will not be measured for the fiscal quarters ending June 30, 2017, September 30, 2017 and December 31, 2017 and memorialized the consent of BB&T to the acquisition of assets described in Item 2.01 hereof.

The foregoing summary of the terms of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

The information set forth in Item 2.01 hereof is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 2, 2017, pursuant to an Inventory Purchase Agreement dated May 2, 2017 (the “Inventory Purchase Agreement”) between AirCo, LLC (the “Acquisition Subsidiary”), a North Carolina limited liability company and a subsidiary of the Company, and Aircraft Instrument and Radio Company, Incorporated, a Kansas corporation (“Airco”), Aircraft Instrument and Radio Services, Inc., a Kansas corporation (together with Airco, the “Sellers”), and Martin Potash, the shareholder of the Sellers (the “Shareholder”), the Acquisition Subsidiary completed the purchase of all of the inventory, accounts receivable and proceeds from the sale of inventory since April 1, 2017 of the Sellers and assumed certain accounts payable, including costs arising in the ordinary course of business since April 1, 2017, of the Sellers. Prior to such sale transaction, the Sellers, based in Wichita, Kansas, engaged in the business of operating, distributing and selling airplane and aviation parts (the “Business”).

The consideration paid by the Acquisition Subsidiary for the acquired assets was $2,400,000 in cash. In addition, pursuant to the Inventory Purchase Agreement, the Sellers and the Shareholder have agreed to provide consultation services to the Acquisition Subsidiary with respect to general background information, business history, or otherwise respond to questions with respect to the acquired inventory until May 31, 2019 in return for a monthly payment by the Acquisition Subsidiary.

In connection with the forgoing transaction, on May 2, 2017, the Acquisition Subsidiary entered into an Asset Purchase Agreement dated May 2, 2017 (the “Asset Purchase Agreement”) with the Sellers and the Shareholder. The Asset Purchase Agreement provides for the purchase by the Acquisition Subsidiary and the sale by the Sellers of all of the Seller’s other assets related to the Business as a going concern, other than certain excluded assets and the assumption by the Acquisition Subsidiary of certain listed liabilities arising in the ordinary course of the Business after the closing date. The consideration to be paid by the Acquisition Subsidiary to the Sellers under the Asset Purchase Agreement is $1.00. The Asset Purchase Agreement provides that the closing of the purchase and sale transactions contemplated under that agreement is to occur on May 31, 2017, though the Acquisition Subsidiary may terminate the Asset Purchase Agreement if, among other things, its due diligence reveals any reason for termination prior to closing.

The Inventory Acquisition Agreement and the Asset Purchase Agreement are filed as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated by reference herein. The Company has not yet completed its analysis whether the acquisition of assets pursuant to the Inventory Purchase Agreement and the Asset Purchase Agreement constitutes the acquisition of a “significant amount of assets” within the meaning of Item 2.01 of Form 8-K. Accordingly, the filing of this report shall not be deemed to be an admission that the acquisition of assets pursuant to such agreements constitutes the acquisition of a “significant amount of assets” within the meaning of Item 2.01 of Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Information included in Item 1.01 is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

2.1	Inventory Purchase Agreement dated as of May 2, 2017 between AirCo, LLC and Aircraft Instrument and Radio Company, Incorporated, Aircraft Instrument and Radio Services, Inc. and Martin Potash

2.2	Asset Purchase Agreement dated as of May 2, 2017 between AirCo, LLC and Aircraft Instrument and Radio Company, Incorporated, Aircraft Instrument and Radio Services, Inc. and Martin Potash

10.1	Fourth Amendment dated as of May 2, 2017 among Air T, Inc., Mountain Air Cargo, Inc., Global Ground Support, LLC, CSA Air, Inc., Global Aviation Services, LLC, Air T Global Leasing, LLC, Stratus Aero Partners LLC (f/k/a Global Aviation Partners LLC), Jet Yard, LLC, AirCo, LLC and Branch Banking and Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit	Description

2.1	Inventory Purchase Agreement dated as of May 2, 2017 between AirCo, LLC and Aircraft Instrument and Radio Company, Incorporated, Aircraft Instrument and Radio Services, Inc. and Martin Potash*

2.2	Asset Purchase Agreement dated as of May 2, 2017 between AirCo, LLC and Aircraft Instrument and Radio Company, Incorporated, Aircraft Instrument and Radio Services, Inc. and Martin Potash*

10.1	Fourth Amendment dated as of May 2, 2017 among Air T, Inc., Mountain Air Cargo, Inc., Global Ground Support, LLC, CSA Air, Inc., Global Aviation Services, LLC, Air T Global Leasing, LLC, Stratus Aero Partners LLC (f/k/a Global Aviation Partners LLC), Jet Yard, LLC, AirCo, LLC and Branch Banking and Trust Company

*	Does not include the disclosure schedules and exhibit documents identified and referenced therein. The Company agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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